                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 13, 1999


                              Escalon Medical Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    California                           0-20127                     33-0272839
----------------------------      ------------------------       -------------------
(State or other jurisdiction      (Commission File Number)         (IRS Employer
 of incorporation)                                               Identification No.)




351 East Conestoga Road, Wayne, Pennsylvania                            19087
--------------------------------------------                          ----------
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (610) 688-6830


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective August 13, 1999, Escalon Medical Corp. (the "Registrant") entered into a Termination Agreement (the "Termination Agreement") between the Registrant and Bausch & Lomb Surgical, Inc. ("BLS") and a Supply Agreement (the "Supply Agreement") between the Registrant and BLS.

         Pursuant to the Termination Agreement, the Distribution and Development Agreement dated January 1, 1990, as amended, between the Registrant and Adatomed GmbH, a wholly owned subsidiary of BLS, was terminated, and the Registrant transferred its license and distribution rights for Adatosil(R)5000 Silicone Oil ("Silicone Oil"), as well as related inventory, back to BLS. In consideration of the transfer, BLS agreed to pay to the Registrant cash in the amount of $2,117,180, payable in quarterly installments, with the initial installment paid on August 14, 1999, and additional cash consideration based on future sales of Adatosil(R)5000 Silicone Oil over the next six years. Adatosil(R)5000 Silicone Oil represented approximately 56% of the Registrant's sales in the fiscal year ended June 30, 1999. For additional information, see the Registrant's news release dated August 13, 1999 attached to this Form 8-K Report as Exhibit 2.3.

         Pursuant to the Supply Agreement, BLS agreed to purchase from the Registrant, and the Registrant agreed to manufacture and sell to BLS, certain viscous fluid systems for a period of six years.

         No material relationship exists between (i) the Registrant and BLS,
(ii) any director or officer of the Registrant and any director or officer of BLS or (iii) any associate of any director or officer of the Registrant and any associate of any director or officer of BLS. The consideration under the Termination Agreement was determined by arms' length negotiations between the Registrant and BLS.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Unaudited Pro Forma Financial Information

         The following unaudited pro forma condensed consolidated financial information has been prepared to reflect the transaction under the Termination Agreement between the Registrant and BLS (the "Transaction"). The unaudited pro forma condensed consolidated financial information should be read in conjunction with the audited historical consolidated financial statements and related notes included in the Registrant's Annual Report on Form 10-K for the periods ended June 30, 1997, 1998 and 1999, which reports are incorporated herein by reference.

         The unaudited pro forma condensed consolidated statement of operations gives effect to the Transaction as if it had occurred at the beginning of the periods presented.

         The unaudited pro forma condensed consolidated balance sheet gives effect to the Transaction as if it had occurred on June 30, 1999.

         The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the Transaction had been in effect on the dates indicated, nor is it necessarily indicative of future operating results or financial position.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1999

                                                          PRO FORMA
                                          HISTORICAL     ADJUSTMENTS         PRO FORMA
                                          -----------    -----------        -----------
Sales revenues                            $ 7,559,011    $(4,299,603)  (1) $  3,259,408

Costs and expenses:
  Cost of goods sold                        3,282,177     (1,788,490)  (2)    1,493,687
  Research and development                    738,124           --              738,124
  Marketing, general and
     administrative                         3,331,562       (246,085)  (3)    3,085,477
                                          -----------    -----------        -----------
    Total costs and expenses                7,351,863     (2,034,575)         5,317,288
                                          -----------    -----------        -----------
Income (loss) from operations                 207,148     (2,265,028)        (2,057,880)
  Other income, net                           986,639           --              986,639
                                          -----------    -----------        -----------

Net income (loss)                         $ 1,193,787    $(2,265,028)       $(1,071,241)
                                          ===========    ===========        ===========

Basic net income (loss) per share(a)      $      0.10                       $     (0.62)
                                          ===========                        ===========

Diluted net income (loss) per share       $      0.10                       $     (0.62)
                                          ===========                       ===========

 Weighted average shares-basic              3,114,823                         3,114,823
                                          ===========                       ===========

 Weighted average shares-diluted            3,150,721                         3,114,823
                                          ===========                       ===========

(a) Historical and pro forma net income was decreased by $870,523, for preferred dividends and accretion.

(1) Net Silicone Oil sales and billed freight for the fiscal year ended June 30, 1999 of $4,243,061 and $56,542, respectively.

(2) Direct expenses related to Silicone Oil sales: cost of goods sold, $1,735,177, and freight costs, $53,313.

(3) Other expenses related to the Silicone Oil product line: commissions, $192,913; foreign currency gain, $(7,157); and license and distribution rights amortization, $60,329.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998

                                                           PRO FORMA
                                        HISTORICAL        ADJUSTMENTS          PRO FORMA
                                       -----------        -----------        -----------
Sales revenues                         $ 5,942,004        $(3,499,601)  (1)  $  2,442,403

Costs and expenses:
  Cost of goods sold                     2,588,500         (1,431,393)  (2)    1,157,107
  Research and development                 494,895               --              494,895
  Marketing, general and
     administrative                      2,805,454           (240,372)  (3)    2,565,082
                                       -----------        -----------        -----------
    Total costs and expenses             5,888,849         (1,671,765)         4,217,084
                                       -----------        -----------        -----------
Income (loss) from operations               53,155         (1,827,836)        (1,774,681)
  Other income, net                        118,317               --              118,317
                                       -----------        -----------        -----------

Net income (loss)                      $   171,472        $(1,827,836)       $(1,656,364)
                                       ===========        ===========        ===========

Basic net loss per share(a)            $     (0.04)                          $     (0.72)
                                       ===========                           ===========

Diluted net loss per share             $     (0.04)                          $     (0.72)
                                       ===========                           ===========


 Weighted average shares-basic           2,673,093                             2,673,093
                                       ===========                           ===========

 Weighted average shares-diluted         2,673,093                             2,673,093
                                       ===========                           ===========

(a) Historical and pro forma net income was decreased by $276,750 for preferred dividends and accretion.

(1) Net Silicone Oil sales and billed freight for the fiscal year ended June 30, 1998 of $3,440,664 and $58,937, respectively.

(2) Direct expenses related to Silicone Oil sales: cost of goods sold, $1,372,298 and freight costs, $59,095.

(3) Other expenses related to the Silicone Oil product line: commissions, $195,996; foreign currency gain, $(15,953); and license and distribution rights amortization, $60,329.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997

                                                           PRO FORMA
                                       HISTORICAL         ADJUSTMENTS         PRO FORMA
                                     ------------        ------------        ------------
Sales revenues                       $  5,431,282        $ (3,114,406)  (1) $   2,316,876

Costs and expenses:
  Cost of goods sold                    2,650,360          (1,418,735)  (2)     1,231,625
  Research and development              1,570,674                --             1,570,674
  Marketing, general and
     administrative                     3,715,727            (275,053)  (3)     3,440,674
  Write down of goodwill and
     license and distribution           3,318,888          (1,708,395)  (4)     1,610,493
     rights                          ------------        ------------        ------------
    Total costs and expenses           11,255,649          (3,402,183)          7,853,466
                                     ------------        ------------        ------------
Loss from operations                   (5,824,367)           (287,777)         (5,536,590)
  Other income, net                       139,397                --               139,397
                                     ------------        ------------        ------------

Net loss                             $ (5,684,970)       $   (287,777)       $ (5,397,193)
                                     ============        ============        ============

Basic net loss per share             $      (2.16)                           $      (2.05)
                                     ============                            ============

Diluted net loss per share           $      (2.16)                           $      (2.05)
                                     ============                            ============


Weighted average shares-                2,629,624                               2,629,624
  basic                              ============                            ============

Weighted average shares-                2,629,624                               2,629,624
   diluted                           ============                            ============

(1) Net Silicone Oil sales and billed freight for the fiscal year ended June 30, 1997 of $3,069,025 and $45,381, respectively.

(2) Direct expenses related to Silicone Oil sales: cost of goods sold, $1,366,603 and freight costs, $52,132.

(3) Other expenses related to the Silicone Oil product line: commissions, $246,434; foreign currency gain, $(31,710); and license and distribution rights amortization, $60,329.

(4) Eliminate Silicone Oil portion of intangible write down: goodwill amortization, $1,311,228; and license and distribution rights amortization, $397,167.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 1999

                                                        PRO FORMA
                                     HISTORICAL        ADJUSTMENTS             PRO FORMA
                                    ------------       ------------          ------------
                    ASSETS
Current Assets:
  Cash and cash equivalents         $  3,854,240       $    688,852  (1)(2)  $  4,543,092
  Cash and cash equivalents -
    restricted                         1,000,000               --               1,000,000
  Accounts receivable, net             1,063,829               --               1,063,829
  Inventory, net                       1,117,208           (159,557) (2)          957,651
  Note receivable and other              157,235          1,058,590  (1)        1,215,825
    current assets                  ------------       ------------          ------------
   TOTAL CURRENT ASSETS                7,192,512          1,587,885             8,780,397

Long-term receivables                    150,000            529,295  (1)          679,295
License and distribution
  rights, net                            537,138           (276,506) (3)          260,632
Goodwill, net                          1,510,207               --               1,510,207
Other assets                           1,012,916               --               1,012,916
                                    ------------       ------------          ------------
   TOTAL ASSETS                     $ 10,402,773       $  1,840,674          $ 12,243,447
                                    ============       ============          ============

LIABILITIES AND SHAREHOLDERS'
  EQUITY
Current Liabilities:
  Line of credit                    $  1,000,000       $       --            $  1,000,000
  Current portion of
    long-term debt,
    accounts payable and
    accrued payroll                    1,005,307               --               1,005,307
  Other accrued expenses               1,386,433               --               1,386,433
                                    ------------       ------------          ------------
   TOTAL CURRENT LIABILITIES           3,391,740               --               3,391,740

Long-term debt                           733,332               --                 733,332

SHAREHOLDERS' EQUITY:
  Common stock                        46,024,811               --              46,024,811
  Treasury stock                        (118,108)              --                (118,108)
  Accumulated deficit                (39,629,002)         1,840,674           (37,788,328)
                                    ------------       ------------          ------------
   TOTAL SHAREHOLDERS' EQUITY          6,277,701          1,840,674  (1)(3)     8,118,375
                                    ------------       ------------          ------------
   TOTAL LIABILITIES AND
     SHAREHOLDERS' EQUITY           $ 10,402,773       $  1,840,674          $ 12,243,447
                                    ============       ============          ============

(1) Record sale of Silicone Oil product line $2,117,180: cash proceeds, $529,295; remaining three quarterly installments receivable:
         $1,058,590, current and $529,295, long-term (due August 2000).

(2)      Record sale of Silicone Oil inventory valued at $159,557.

(3) Eliminate unamortized license and distribution rights allocated to Silicone Oil product line, $276,506.

         (c)    Exhibits.

                Exhibit No.                 Document
                -----------                 --------

                      2.1           Termination Agreement effective as of August
                                    13, 1999 between Escalon Medical Corp. and
                                    Bausch & Lomb Surgical, Inc., included with
                                    Form 8-K as filed on August 27, 1999 and incorporated herein by reference.

                      2.2           Supply Agreement effective as of August 13,
                                    1999 between Escalon Medical Corp. and
                                    Bausch & Lomb Surgical, Inc., included with
                                    Form 8-K as filed on August 27, 1999 and incorporated herein by reference.

                      2.3           News Release of the Registrant dated August
                                    13, 1999, included with Form 8-K as filed on August 27, 1999 and incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ESCALON MEDICAL CORP.



Date: October 18, 1999                    By: /s/ Douglas R. McGonegal
                                              ----------------------------------
                                                  Douglas R. McGonegal,
                                                  Vice President - Finance
                                                  Chief Financial Officer